UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)                                  The Compensation Committee (the “Committee”) of the Board of Directors of Boingo Wireless, Inc. (the “Company”) approved various matters related to the long-term incentive award program for our named executive officers, effective on February 1, 2016, as described below. As in prior years, we continue to operate our long-term incentive award program through time-based and performance-based restricted stock units (RSUs) granted under our 2011 Equity Incentive Plan, as amended.

2016 Long-Term Incentive Compensation Decisions for our Chief Executive Officer and Chief Financial Officer

After considering input the Company received from a number of investors that our Chief Executive Officer and Chief Financial Officer should each cease selling shares of Company stock in the market on a quarterly basis, which sales they had been undertaking primarily to cover taxes arising upon vesting of equity awards, and after separately concluding that it is appropriate in designing our 2016 long-term incentive compensation program to emphasize longer-term business and retention planning than it has in the past in order to drive toward the desired level of Company growth and profitability, the Compensation Committee determined to change the structure and grant cycle that applies to RSUs granted to David Hagan, our CEO, and Peter Hovenier, our CFO. The Committee believes the changes made, including the new structure for the Company’s 2016 long-term equity award program for our CEO and CFO, focuses these officers on accomplishing the Company’s overall long-term corporate and strategic goals, eliminates intervening quarterly vesting dates that force them to sell shares in the market to cover taxes triggered upon vesting, and strengthens the Company’s ability to retain our senior management team over the next three years.

The Committee worked with Messrs. Hagan and Hovenier, as well as outside advisors, to structure an arrangement whereby they each agreed to amend their outstanding RSUs granted in 2014 and 2015 to delay the vesting of each such award in consideration of receiving 2016 RSU grants that encompass the number of shares that might otherwise have been granted in annual installments over 2016, 2017 and 2018. Specifically, Mr. Hagan and Mr. Hovenier have each agreed, effective as of February 1, 2016, to extend the vesting that applies to his previously-granted time-based and performance-based RSUs such that the portions of RSUs granted to each officer in 2014 and scheduled to vest in quarterly installments between June 2016 and March 2017 will instead “cliff vest” on March 1, 2017, and the portions of RSUs granted in 2015 and scheduled to vest in quarterly installments between June 2016 and March 2018 will instead “cliff vest” on March 1, 2018. As contemplated in Messrs. Hagan’s and Hovenier’s employment agreements with the Company, these amended RSUs remain subject to vesting acceleration upon certain involuntary employment termination scenarios. The form of Vesting Extension Agreement for Messrs. Hagan and Hovenier is attached as Exhibit 99.1.

Effective as of February 1, 2016, the Committee approved the grant of time-based RSUs to Messrs. Hagan and Hovenier that “cliff vest” upon continuous service through February 1, 2019, as well as the grant of performance-based RSUs that vest upon the achievement of performance objectives and continuous service through February 1, 2019. Fifty percent of the performance objectives relate to average revenue growth over the two-year period ending on December 31, 2017, as compared with revenue in the year ending on December 31, 2015. The remaining fifty percent of the performance objectives relate to achievement of earnings before interest taxes, depreciation, and amortization divided by total revenue, or EBITDA margin, during 2017. The performance objectives are subject to under- or over-achievement on a sliding scale, with 50% of the target number of shares vesting upon minimum achievement, and up to a maximum of 150% of the target number of shares vesting upon maximum achievement, with straight-line interpolation applied between performance increments. Following achievement of the performance objectives to establish the number of RSUs eligible to vest, Messrs. Hagan and Hovenier must remain in service through February 1, 2019 in order to vest in any of the earned performance-based RSUs.

The performance-based RSUs provide for vesting acceleration or deemed vesting achievement upon certain circumstances. Upon a change in control of the Company prior to the date that the Committee determines achievement of performance objectives, achievement will be deemed to occur at 100% of target, and accordingly

100% of the target-level performance-based RSUs will be eligible to vest over continuous service thereafter through February 1, 2019. Upon a change in control after the date that the Committee determines achievement, the number of performance-based RSUs that are eligible to vest will be determined on the basis of actual achievement (subject to time-based vesting thereafter through February 1, 2019). In addition, as contemplated in their respective employment agreements, Messrs. Hagan and Hovenier are eligible to receive partial or full vesting of all their RSUs in connection with certain involuntary termination scenarios.

The Committee approved 585,195 time-based RSUs and 585,195 performance-based RSUs (assuming at-target achievement) for Mr. Hagan, and 390,130 time-based RSUs and 390,130 performance-based RSUs (assuming at-target achievement) for Mr. Hovenier. As a result of these RSU grants, the Committee does not intend to grant additional equity awards to Messrs. Hagan and Hovenier until 2019.

The performance-based RSUs are evidenced by the form of Restricted Stock Unit Agreement (2016 Performance Stock Units) attached as Exhibit 99.2 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Form of Vesting Extension Agreement.
99.2	Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement (2016 Performance Stock Units) under 2011 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

Date: February 3, 2016	By:	/s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Vesting Extension Agreement.
99.2	Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement (2016 Performance Stock Units) under 2011 Equity Incentive Plan.